                                                                    EXHIBIT 10.4


          CONSENT AND AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT


         THIS CONSENT AND AMENDMENT NO. 1 (this "AMENDMENT"), dated as of August 2, 2000, is entered into by and among LANIER LEASE FUNDING LLC, a Delaware limited liability company (the "BORROWER"), LANIER WORLDWIDE, INC., a Delaware corporation, as guarantor of the Servicer's performance under the Performance Guaranty, LANIER LEASE RECEIVABLES LLC, a Delaware limited liability company, as guarantor under the Secured Guaranty, LANIER COLLECTIONS LIMITED PARTNERSHIP, a Delaware limited partnership, as initial Servicer, BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation, FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation, WACHOVIA BANK, N.A., a national banking association, individually and as Blue Ridge Agent, and BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, individually and as Falcon Agent and Administrative Agent, with respect to that certain Credit and Security Agreement dated as of June 7, 2000 by and among the parties (the "EXISTING AGREEMENT" which, as amended hereby, is hereinafter referred to as the "AGREEMENT"). CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS ATTRIBUTED THERETO IN THE EXISTING AGREEMENT.

                              W I T N E S S E T H :

         WHEREAS, the Borrower wishes to amend and restate its Organic Documents as set forth in Annexes A and B hereto, and has requested that the Co-Agents consent to such amendment; and

         WHEREAS, the parties wish to amend the Existing Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENTS. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

         1.1. The following definitions are hereby amended and restated in their entirety to read as follows:

         Aggregate Commitment: The aggregate of the Commitments of the Liquidity Banks, as reduced or increased from time to time pursuant to the terms hereof.

         Funding Percentage: (a) With respect to Blue Ridge and its Liquidity Banks in the aggregate, 52.63158%, and (b) with respect to Falcon and its Liquidity Banks in the aggregate, 47.36842%, as each of the foregoing percentages may be adjusted from time to time pursuant to Section 1.7.

         Lanier Credit Event: The occurrence of the following:

         (a) any "Default" shall occur under the Bank Facilities;

         (b) Lanier shall fail to maintain as of the end of each fiscal quarter set forth below a ratio of (i) EBITDAR for the four fiscal quarter period then ending to (ii) Interest Expense plus Rentals for such period of not less than the ratio set forth below opposite such period:


            FISCAL QUARTER ENDING                                RATIO
        ----------------------------                             -----
        12/31/1999 through 6/30/2000                              2.25

        7/1/2000 through 6/29/2001                                1.85

        6/30/2001 through 6/28/2002                               2.15

        6/29/2002 through 6/27/2003                               2.25

        6/28/2003 through 7/2/2004                                2.50

        7/3/2004 and thereafter                                   3.00

         (c) Lanier shall fail to maintain as of the end of each fiscal quarter set forth below a Leverage Ratio for the four fiscal quarter period then ending of not greater than the ratio set forth below opposite such period:



            FISCAL QUARTER ENDING                                RATIO
        -----------------------------                            -----
        12/31/1999 through 12/31/2000                             4.00

        1/1/2001 through 3/30/2001                                3.85

        3/31/2001 through 6/29/2001                               3.60

        6/30/2001 through 6/28/2002                               3.25

        6/29/2002 through 6/27/2003                               3.00

        6/28/2003 through 7/2/2004                                2.50

        7/3/2004 and thereafter                                   2.00

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         (d) Lanier permits its Consolidated Net Worth at any time to be less than the sum of (i) $146,882,000, plus (ii) 50% of Net Income (if positive) calculated separately for (A) the remainder of the quarterly accounting period in which August 2, 2000 occurred, and (B) each subsequent quarterly accounting period, in each case, excluding changes in cumulative foreign exchange translation adjustment, restructuring charges for the fiscal quarter ended June 30, 2000 (in an aggregate amount not to exceed $35,000,000) and, from and after July 1, 2000, one-time gains on the sale of any portion of Lanier's business (in an aggregate amount up to the amount of the restructuring charges excluded by the preceding phrase).

         Receivable: Any right to payment arising from the lease of Owned Goods, the sale of supplies and/or the provision of services for such office equipment by the Originator, including, without limitation, the right to payment of any interest or finance charges and other amounts with respect thereto, which is purported to be sold or contributed under any of the Sale Agreements, but excluding (I) any Excluded Dictation Receivable, AND (II) ANY RENTAL PAYMENT, PER-COPY "CLICK" CHARGE OR OTHER AMOUNT BOOKED ON THE ORIGINATOR'S LEGACY BAM ACCOUNTING SYSTEM WITH AN INVOICE CODE OF "RSX" OR "XSX." Rights to payment arising from any one transaction, including, without limitation, rights to payment represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the rights to payment arising from any other transaction or evidenced by any other invoice; provided, however, any right to payment referred to in this sentence shall be a Receivable regardless of whether the account debtor, the Originator, LLR LLC or the Borrower treats such right to payment as a separate payment obligation.

         1.2. Bank One's Commitment is hereby reduced to $90,000,000.

         1.3. The definition of "ELIGIBLE RECEIVABLE" is hereby amended (a) to insert before the colon after "At any time" at the beginning of such definition ", a Receivable as to which each of the following is true", (b) to change the word "lease" in clause (a) of such definition to "finance lease", (c) to delete the word "and" at the end of clause (m) thereof, (d) to change the period at the end of clause (n) thereof to a semicolon, and (e) to insert the following new clauses (o) and (p) after clause (n):

         (o) if such Receivable arises from a finance lease of office equipment purchased from HP: (i) more than 30 days have elapsed since the Originator leased such office equipment to an Obligor, and (ii) on or before September 7, 2000, the Borrower has delivered to the Administrative Agent a letter (in a form reasonably acceptable to the Co-Agents) from HP addressed to the Administrative Agent, on behalf of the Agents and the Lenders (or expressly stating that the Agents and the Lenders are permitted to rely thereon) confirming that HP's security interest in HP goods that have been delivered to the Originator (or one of its Affiliates) is limited to such goods that have not yet been purchased and paid for by the Originator and the proceeds of any sale thereof, does not extend to any


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

    HP goods once the Originator pays the purchase price therefor or to any of the Receivables arising from the lease thereof, and would not permit HP to repossess such goods from any lessee thereof; and

         (p) a Receivable that arises from a finance lease which is booked on either (i) the Originator's Legacy BAM accounting system with an invoice code of "MSX", or (ii) the Originator's Infolease accounting system.

         1.4. Section 1.3(a) of the Existing Agreement is hereby amended to delete "On the fifth Business Day immediately preceding each Settlement Date" where it appears and to substitute in lieu thereof "On or before the third Business Day immediately preceding each Settlement Date".

         1.5. Section 1.3(b) of the Existing Agreement is hereby amended to delete "2.00%" where it appears and to substitute in lieu thereof "3.25%."

         1.6. Section 2.5(c) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

         (c) Method of Computation. All computations of interest, Servicer's Fee, per annum fees payable under Section 4.1 and any other per annum fees payable by the Borrower to the Lenders, the Servicer or the Co-Agents under the Transaction Documents shall be made on the basis of a year of 360 days for the actual number of days (including, except as otherwise provided in the Fee Letters, the first day but excluding the last day) elapsed.

         1.7. Section 7.1(c) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

         (c) Audits. Each Loan Party will, at such Loan Party's expense but not more frequently than five (5) times in any calendar year (unless a Liquidation Event has occurred and is continuing, or either of the Co-Agents believes in good faith that a Liquidation Event has occurred and is continuing, in which case no such limitation shall apply): (i) at any time and from time to time upon not less than five (5) Business Days' notice (unless a Liquidation Event has occurred and is continuing (or either of the Co-Agents believes in good faith that a Liquidation Event has occurred and is continuing), in which case no such notice shall be required) during regular business hours, permit the Administrative Agent, the Co-Agents and/or any of their agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such Loan Party relating to Receivables, including, without limitation, the related Contracts and purchase orders and other agreements, and (B) to visit the offices and properties of such Loan Party for the purpose of examining such materials described in clause (i)(A) next above, and to discuss matters relating to Receivables or such Loan Party's performance hereunder with any of the officers or employees of such Loan Party having knowledge of such matters; (ii) permit


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    the Administrative Agent, the Co-Agents and/or any of their agents or representatives, upon not less than five (5) Business Days' notice from either Co-Agent (unless a Liquidation Event has occurred and is continuing (or either Co-Agent believes in good faith that a Liquidation Event has occurred and is continuing) in which case no such notice shall be required), to meet with the independent auditors of such Loan Party, to review such auditors' work papers and otherwise to review with such auditors the books and records of such Loan Party with respect to the Receivables and Related Assets; and (iii) without limiting the provisions of clause (i) or (ii) above, from time to time, at the expense of such Loan Party, permit certified public accountants or other auditors acceptable to the Co-Agents to conduct a review of such Loan Party's books and records with respect to the Receivables and Related Assets; PROVIDED, HOWEVER, that all reviews, visits and audits conducted pursuant to this Section 7.1(c) (each, a "REVIEW") at any Loan Party's premises prior to the occurrence of a Liquidation Event shall be limited to an aggregate of 15 weeks in each calendar year, and the number of Persons who are not employees of either Co-Agent who visit any Loan Party's premises in connection with any such Review shall be limited to 4 per Review.

         1.8. Section 7.3(c) of the Existing Agreement is hereby amended to add the following sentence at the end thereof:

         Notwithstanding any broader powers that may now or hereafter be granted to the Borrower in its Organic Documents, in no event shall the Borrower engage in any business other than (i) the acquisition, financing and/or servicing of Receivables under the Transaction Documents, and (ii) investments of the Borrower's excess cash in: (A) marketable obligations of the United States of America, the full and timely payment of which are backed by the full faith and credit of the United States of America and which have a maturity of not more than 270 days from the date of acquisition; (B) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States of America and which have a maturity of not more than 270 days from the date of acquisition; (C) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $50,000,000, the short-term obligations of which are rated at least A-1 by S&P and P-1 by Moody's; (D) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (A), (B) and (C) above entered into with any bank of the type described in clause (C) above; (E) commercial paper rated at least A-1 by S&P and P-1 by Moody's; and (F) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least A-1 by S&P and P-1 by Moody's.

         1.9. Sections 10.1(z), 10.1(aa) and 10.1(bb) of the Existing Agreement are hereby deleted in their entirety.

         2. CONSENT. Each of the Co-Agents hereby consents to (a) the amendment and restatement of each of the Borrower's Organic Documents in the forms set forth in Annexes A and B hereto, and (b) a pledge of Lanier's membership interests in the Guarantor to secure its obligations under the Bank Facilities; PROVIDED, HOWEVER, that nothing herein shall be deemed to be a waiver of any Change in Control that will arise if the agent(s) under the Bank Facilities realize upon such pledged membership interests.

         3. REPRESENTATIONS.

         3.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

         3.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

         4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written upon satisfaction of each of the following conditions precedent:

         (a) receipt by the Administrative Agent of a counterpart of this Amendment, duly executed by each of the parties hereto;

         (b) receipt by the Falcon Agent of an amendment to the Falcon Fee Letter, duly executed by each of the parties thereto, together with payment of the "Amendment Fee" under and as defined therein;

         (c) receipt by the Blue Ridge Agent of an amendment to the Blue Ridge Fee Letter, duly executed by each of the parties thereto, together with payment of the "Amendment Fee" under and as defined therein; and

         (d) receipt by Administrative Agent of faxed copies of amendments to each of the Bank Facilities, duly executed by Lanier and the requisite lenders and agents thereunder, amending, among other things, the financial covenants contained in the Bank Facilities to conform to the amendment and restatement of "LANIER CREDIT EVENT" contained in this Amendment and securing Lanier's obligations under the Bank Facilities with assets other than the Collateral.


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         5. MISCELLANEOUS.

         5.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

         5.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

         5.3. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT:

         5.3.1. SUCH PARTY EXPRESSLY WAIVES ANY RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THE AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THE AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL NOT BE TRIED BEFORE A JURY.

         5.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

         5.3.3. IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, AS APPROPRIATE, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, AS APPROPRIATE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND
    (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.


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         5.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                LANIER LEASE FUNDING LLC, as the Borrower


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------


                                LANIER WORLDWIDE, INC., as Guarantor of the
                                   Servicer's Performance


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------

                                LANIER LEASE RECEIVABLES LLC, as Guarantor


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------


                                LANIER COLLECTIONS LIMITED
                                   PARTNERSHIP, as the initial Servicer


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------

                              BANK ONE, NA, individually as a Liquidity Bank to
                                 Falcon, as the Falcon Agent and as the
                                 Administrative Agent


                              By:
                                 -----------------------------------------------
                                 Julie C. Benda, Vice President

                                 Commitment:  $90,000,000.00




                              FALCON ASSET SECURITIZATION
                                  CORPORATION, as a Conduit


                              By:
                                 -----------------------------------------------
                                 Julie C. Benda, Authorized Signatory

                              BLUE RIDGE ASSET FUNDING CORPORATION,
                              as a Conduit


                              BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT


                              By:
                                 -----------------------------------------------
                                 Victoria A. Dudley, Senior Vice President



                              WACHOVIA BANK, N.A., individually as a Liquidity
                                  Bank to Blue Ridge and as the Blue Ridge Agent


                              By:
                                 -----------------------------------------------
                                 Victoria A. Dudley, Senior Vice President

                                 Commitment:  $100,000,000.00